Custom Contract Manufacturing Since 1980. ***Enriching the World Through the Best of Nutrition.***


LABCOAT

Natural Alternatives International, Inc.

Investor Presentation

September 2021

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.

These statements reflect Natural Alternatives International, Inc.'s (the Company's) current views about future events and financial performance based on certain assumptions. They include the Company's intentions, projections, expectations and beliefs about the Company's future financial and operating results, including management's goals for future operations, industry performance, characteristics and opportunities, effectiveness of distribution channels and customers.

For this purpose, any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. These statements speak only as of the date of this presentation and are subject to certain risks and uncertainties that could cause actual results to differ materially. This presentation is qualified by the risks and other information set forth in the Company's Form 10-K filed with the SEC.

These forward-looking statements are made only as of the date hereof, and Natural Alternatives undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Regulation G

In addition, in order to assist you with period-over-period comparisons on a consistent and comparable basis, our presentation includes certain non-US GAAP information. This information excludes certain non-cash expenses, certain cash income and expense items related to our foreign currency hedging program and taxes, as well as certain non-recurring income and expense items related to the gain on sale of our Company's former headquarters, and the one-time write-off of accounts receivable and inventory related to a former customer.

This non-US GAAP information may include non-US GAAP financial measures within the meaning of Regulation G. These non-US GAAP measures should not be considered as a substitute for any measure derived in accordance with US GAAP. The non-US GAAP information may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management uses such non-US GAAP information for financial and operational decision-making purposes and as a means to evaluate period-over-period comparisons and in forecasting the Company's business going forward.

Management believes that the presentation of such non-US GAAP information, when considered in conjunction with the most directly comparable US GAAP information, provides additional useful comparative information for investors in their assessment of the underlying performance of the Company's business with regard to these items. The Company has provided reconciliations of such non-US GAAP financial measures to the most directly comparable financial measures prepared in accordance with US GAAP. The reconciliations are included in this presentation.

Company Snapshot

NAII is the only pure-play public company that offers global formulation and manufacturing of customized nutritional supplements along with marketing branded and patented products



Contract Manufacturing

We provide private-label contract manufacturing services to companies that market and distribute vitamins, minerals, herbs, and other nutritional supplements and health care products to consumers


CarnoSyn

Patent & Trademark Licensing

In-house brand leveraging our proprietary ingredients CarnoSyn® and SR CarnoSyn® targeting sports nutrition, wellness, and healthy aging markets



Headquarters: Carlsbad, CA

Founded in 1980

Nasdaq: NAII

Total Revenue (TTM): $179M

Market Capitalization: $96M
(as of 9/17/2021)

Company Strengths

Multi-Continent Contract Manufacturing Facilities

- Custom product formulation
- State-of-the-art manufacturing facilities
- Broad material acquisition & analysis
- Certified in-house laboratory capabilities
- Multiple packaging configuration capabilities





In-House Brand Leveraging Of Our Proprietary Ingredients

- CarnoSyn® and SR CarnoSyn® targeting sports nutrition, wellness, and healthy aging markets
- Direct-to-consumer launched June 2020

Company Strengths

Growth Drivers From Organic Initiatives And Complementary Acquisitions

- Expand existing customer products, base and channels
- Expand in-house brands
- Complementary acquisitions





Solid Cash Flows And Strong Balance Sheet To Support Growth Objectives

- TTM net sales of $178.5 million
- Working Capital of $58.3 million at 6/30/21
- Available $20M line of credit

Executive Management Team



Mark A. LeDoux
CEO and Chairman of the Board of Directors

Mr. LeDoux founded Natural Alternatives International (NAI) in 1980. With over 45 years of experience since joining the nutritional supplements industry in 1975, Mr. LeDoux is considered a highly regarded leader and spokesperson for our industry – making him one of the longest serving active executives in the nutritional supplements industry. As Chairman of the Board of Directors of the prestigious Natural Products Association (NPA) based in Washington DC, where he has been a member since 1980, Mr. LeDoux represents NAI's ongoing commitment to industry and government affairs, adherence to a strong code of ethics, and continuing support in the legislative, regulatory and public affairs arenas.

He was former Chairman and Board member of the esteemed Council for Responsible Nutrition (CRN), and Founding Chairman of CRN International. LeDoux also serves on the Nutrition Industry Association-west (NIA) Board and is a recognized participant of the Codex Alimentarius Commission, the United Nations' food and dietary supplement standard-setting body under the joint supervision of its Food and Agriculture Organization and World Health Organization.

In addition, LeDoux currently serves as Chairman of the Board of Selectmen in his hometown of Hollis, New Hampshire. He is President of the Marie A. LeDoux Charitable Foundation and a current member of the Young Presidents Organization Graduates. A graduate of the Thomas Jefferson School of Law, Mr. LeDoux received his bachelor's degree from the University of Oklahoma, where he graduated with honors. He is also a graduate of Stanford University's Program for Small Business Executives.

Executive Management Team



Kenneth E. Wolf

President and Chief Operating Officer

Mr. Wolf joined NAI in February 2008 as Chief Financial Officer, was promoted to Chief Operating Officer in June 2010 and has served as NAI's President since October 2015. Mr. Wolf is responsible for design and implementation of NAI's long-term strategic plans and oversight of all areas within the company. He possesses over 26 years of senior financial management experience in both publicly traded and privately held companies, with the prior 21 years associated with consumer products manufacturing companies. Mr. Wolf received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration – Accounting from California State University in Fresno, California.



Michael E. Fortin

Chief Financial Officer

Mr. Fortin joined NAI in April 2008 as Director of Accounting and SEC Reporting and earned his appointment to Chief Financial Officer in October 2015. With over 20 years of accounting and finance experience working in Big 4 public accounting and private industry, Mr. Fortin is a steadfast, strategic leader responsible for driving financial and business results. Mr. Fortin received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration-Accounting from San Diego State University, California.

Overview – Capabilities

Global Production
- Up to 20 million capsules and 14 million tablets daily capacity
- Up to 500,000 bottles finished product daily capacity
- Highly sophisticated in-house laboratories
- Warehousing – 5,600+ pallet capacity*

Regulatory
- Full Label Panel Testing and Quality Assurance
- DSHEA and FDA compliant labeling
- International product registration support

Intellectual Property
- 11 US Patents
- 20 total corresponding patents registered throughout North America, Europe, Asia
- 14 US trademark registrations
- 35 foreign trademark registrations, covering 41 countries

Sales & Marketing
- Experienced global sales and marketing team
- Strong brand recognition in sports nutrition
- World class customer service

Packaging
- HDPE/PP Bottles
- Jars
- Blister Packs
- Canisters
- Pouching

*Does not include space associated with the new manufacturing and warehouse facility recently purchased.

Overview – Contract Manufacturing



Product Formulation
- Custom formulations
- In-house science teams
- Clinical study design and support
- In-house product stability testing capabilities

Material Acquisition and Analysis
- Global raw material sourcing expertise
- Transparency and tracking of material sources
- Extensive vendor certification program

Facilities
- Vista, CA USA (162,000 SF manufacturing)
- Carlsbad, CA USA (21,000 SF office space)
- Carlsbad, CA USA (54,000 SF manufacturing)
- Manno, Switzerland (127,000 SF manufacturing)

Forms
- Capsules
- Tablets
- Chewables
- Powders

Overview – Patent & Trademark Licensing

In-house brand expansion leveraging our proprietary ingredients: CarnoSyn® and SR CarnoSyn® beta-alanine.

CarnoSyn®
Carnosine Synthesizer

SR CarnoSyn®
Wellness. Sustained.

Sustained Rx®

Please visit websites by clicking on logo.

Sports Nutrition

- Enhance athletic performance
- Build muscle and reach peak sustainable performance
- New sustained release form of CarnoSyn® remains in the body longer
- New Dietary Ingredient (NDI) Status with the FDA
- Self-Affirmed GRAS Status
- The Natural Products Association 2019 Novel Ingredient and Science Award Recipient
- 2019 NutraIngredients Sports Nutrition Ingredient of the Year

Health & Wellness

- Improves everyday muscle capacity and health
- "Wellness" and "Healthy Aging" products
- Specifically formulated for the health care practitioner market
- Self-Affirmed GRAS Status

Direct-to-Consumer

- Immunity boost, mental clarity, total body wellness
- Launched June 2020
- Sold exclusively on Amazon
- Provides platform for additional DTC products

Worldwide Operations and Market Reach

NAI's global footprint and scope facilitates greater opportunities and more dynamic client engagement

Manno, Switzerland


Europe Headquarters

Carlsbad, CA


Global Headquarters





Vista, CA


US Manufacturing

NAI Offices and Operating Centers ■ Primary Markets

NAI US Facilities Tour


NAI

Accreditations

Industry leading accreditations and certification demonstrate our commitment to quality and are a strong barrier to entry

Domestic (NAI)

- Good Manufacturing Practices (cGMPs) (*21 CFR 111)* compliant – FDA Inspected; Zero 483 observations
- Therapeutic Goods Administration (TGA) GMP Compliance certified
- Health Canada (NNHPD) GMP Compliance – Foreign Site Reference Number issued
- NSF International – GMP certified (21 CFR 111 & 21 CFR 117)
- NSF International – GMP for Sport certified
- Certified Organic (Natural Food Certifiers)
- Supplement Safety & Compliance Initiative (SSCI) certification

International (NAIE)

- SwissMedic GMP certified – site registered and licensed
- Laboratorio cantonale - inspected and certified under Official Food Law Enforcement Authority
- Informed Choice/Informed Sport (LGC) certified
- Institut Fresenius (SGS) GMP Certified
- SGS Hazard Analysis and Critical Control Point (HACCP) Codex Alimentarius Certified

Industry Trends

We will benefit from growing consumer interest in health and wellness


44%

of consumers say supplements are part of a healthy lifestyle [1]


55%

of consumers take supplements daily [2]


76%

76% of baby boomers take supplements [2]

Growing vitamin, mineral, & supplement ("VMS") industries:

- USA Dietary supplement market is estimated at US $55 billion and projected to grow at a 4.6% CAGR through 2023[3]
- Global Dietary supplement market is estimated at US $150 billion and projected to grow at a 4.6% CAGR through 2023[3]



SOURCES:
1 - MINTEL REPORTS: VITAMINS, MINERALS & SUPPLEMENTS US, 2017
2 - 2017 SUPPLEMENT OVER-THE-COUNTER RX DATA STUDY
3 -NUTRITION BUSINESS JOURNAL

COVID-19 Spikes USA Supplement Growth

COVID accelerated the supplement growth trend.
Supplements projected to be $1.4B larger in 2023 than pre-COVID est.


70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2015
2016
2017
2018
2019
2020e
2021e
2022e
2023e
Current Sales Projections
Pre-COVID Sales Projections

Natural Alternatives International, Inc.

SOURCE: NUTRITION BUSINESS JOURNAL ($MIL, CONSUMER SALES)

US Supplement Market Forecast

A new level of demand has been established;
Supplement industry on track to pass $55B in 2020 and grow to $60B+ by 2023



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2015
2016
2017
2018
2019
2020e
2021e
2022e
2023e
2015 2016 2017 2018 2019
2020e 2021e 2022e 2023e



30%
20%
18%
14%
12%
6%
Vitamins
Herbs & Botanicals
Specialty/Other
Sports Nutrition
Meal Supplements
Minerals

SOURCE: NUTRITION BUSINESS JOURNAL ($MIL, CONSUMER SALES)

Global Supplement Market Forecast

Global trend is matching US trend
Global market spike of 9.5% growth to $150B in 2020.


200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2015
2016
2017
2018
2019
2020e
2021e
2022e
2023e
■ 2015 ■ 2016 ■ 2017 ■ 2018 ■ 2019
■ 2020e ■ 2021e ■ 2022e ■ 2023e


Other Asian Countries 5%
Australia and New Zealand 2%
Other 5%
Eastern Europe and Russia 6%
United States 37%
Latin America 8%
Japan 8%
Western Europe 13%
China 16%

SOURCE: NUTRITION BUSINESS JOURNAL ($MIL, CONSUMER SALES)



Financial Performance and Growth Objectives

Historical Revenue and EBITDA

Sales in FY21 increased primarily due to higher sales from a majority of our distribution channels worldwide, including higher sales of immune and wellness products that appears to be driven by consumers taking a more active role in their health and wellness as a result of the COVID-19 pandemic. We also added new products from existing customers and new products from new customer acquisitions.



Revenue
(in $M's)
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$79.5
$114.2
$121.9
$132.4
$138.3
$118.9
$178.5
14.4% CAGR***
FY15
FY16
FY17
FY18
FY19
FY20
FY21



Adjusted EBITDA and EBITDA Margin
(Non-US GAAP)*
(in $M's)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$14.7
$13.1
$14.8
$11.7
$7.6
$18.2
8.8%
12.9%
10.7%
11.2%
8.5%
6.4%
10.2%
FY15
FY16
FY17
FY18
FY19
FY20
FY21
EBITDA
EBITDA Margin

*See Non-US GAAP Adjusted EBITDA reconciliation on slide 30
***Compound Annual Growth Rate is FY15 to FY21

Historical Sales By Channel



Millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
FY15
FY16
FY17
FY18
FY19
FY20
FY21
82%
6%
12%
76%
5%
19%
68%
10%
22%
74%
10%
16%
78%
10%
12%
81%
8%
11%
87%
5%
8%
Direct Sales
Retail
Patent & Trademark Licensing

Objectives & Growth Drivers

- **Fiscal 2022 Outlook:**
  - ✓ 5-10% increase in Net Sales
  - ✓ Operating Income of 7-9% of Net Sales
- **Fiscal 2023 and Beyond Targeted Growth Objectives:**
  - ✓ Achieve $250 million revenue run-rate in the next 1-2 years with double digit Adjusted EBITDA margins
  - ✓ Target sales growth rate of 5-10% per year
  - ✓ Pursue complimentary accretive acquisitions generating $10-$50 million in sales over the next 3 years



Acquisition Strategy

Channels

Health Care Practitioner
Multi-Level Marketer
Direct-to-Consumer
Specialty Retail
Drug Store
Mass

Verticals

Wellness Brands
High Value Ingredient Suppliers
Contract Manufacturers
Value-Add Distributors

Markets

Vitamins, Minerals, Supplements
Personal Care
Over-the-Counter

Forms

Capsules/Tablets, Powders
Liquids, Lotions, Creams
Chewable Wafers, Gummy/Soft-Chew
Effervescent, Strips, Patches
Probiotics

Investment Thesis

- As of September 17, 2021 capacity utilization of ~70%
  - New high-capacity blender scheduled to come on line in Q3 2022 in our Vista, CA facility in order to increase our overall product capacity
  - Acquisition of new Manufacturing and Warehouse Facility in August 2021:
    - To be retrofitted to become a dedicated high volume powder blending and packaging facility by the end of Fiscal Year 2022
    - Facility expected to provide substantially more warehouse, blending, and powder packaging capacity
    - Positioned to take advantage of current opportunities as well as new potential opportunities in the growing market of whole-food-based meal replacement powders as well as other powder product types
- As utilization increases, fixed costs remain relatively flat and profit margins improve
- Solid financial condition and ability to generate strong cash flow will allow us to increase capacity and or seek acquisition opportunities
- As of June 30, 2021 trading at under 4.5x EV/Adjusted EBITDA

Investor Information

Stock Symbol: NASDAQ: NAII
Company website: http://www.nai-online.com

Company Headquarters:
1535 Faraday Avenue
Carlsbad, CA 92008


Global Headquarters

Investor Relations Contacts
Michael Fortin
Chief Financial Officer
760-736-7700
investor@nai-online.com





Appendix

Investor Relations Info

Historical Segment Performance

	Fiscal Year ended June 30,			
	2018	2019	2020	2021
Revenue				
Private Label Contract Manufacturing	$ 110,992	$ 121,598	$ 106,291	$ 164,310
Patent & Trademark Licensing	21,445	16,692	12,585	14,210
Total Revenue	$ 132,437	$ 138,290	$ 118,876	$ 178,520
Income from Operations				
Private Label Contract Manufacturing	$ 10,482	$ 11,232	$ 4,030	$ 17,744
Patent & Trademark Licensing	5,730	2,892	2,508	4,442
Income from operations of reportable segments	16,212	14,124	6,538	22,186
Corporate expense not allocated to segments	(6,679)	(8,163)	(8,047)	(8,514)
Income (Loss) from Operations	$ 9,533	$ 5,961	$ (1,509)	$ 13,672
Revenue as a %				
Private Label Contract Manufacturing	83.8%	87.9%	89.4%	92.0%
Patent & Trademark Licensing	16.2%	12.1%	10.6%	8.0%
Operating Margins				
Private Label Contract Manufacturing	9.4%	9.2%	3.8%	10.8%
Patent & Trademark Licensing	26.7%	17.3%	19.9%	31.3%
Income from Operations of reportable segments	12.2%	10.2%	5.5%	12.4%
Income from Operations	7.2%	4.3%	-1.3%	7.7%

Condensed Consolidated Statements of Income

(In thousands, except per share data)

	(Unaudited) Three Months Ended June 30, 2021		(Unaudited) Three Months Ended June 30, 2020		Year Ended June 30, 2021		Year Ended June 30, 2020	
NET SALES	$ 44,391	100.0%	$ 35,096	100.0%	$ 178,520	100.0%	$ 118,876	100.0%
Cost of goods sold	36,464	82.1%	28,564	81.4%	148,078	82.9%	100,005	84.1%
Gross profit	7,927	17.9%	6,532	18.6%	30,442	17.1%	18,871	15.9%
Selling, general & administrative expenses	4,432	10.0%	4,461	12.7%	16,770	9.4%	20,380	17.1%
INCOME (LOSS) FROM OPERATIONS	3,495	7.9%	2,071	5.9%	13,672	7.7%	(1,509)	-1.3%
Other (loss) income, net	(94)	-0.2%	(234)	-0.7%	(1,547)	-0.9%	(229)	-0.2%
INCOME (LOSS) BEFORE TAXES	3,401	7.7%	1,837	5.2%	12,125	6.8%	(1,738)	-1.5%
Income tax expense (benefit)	439		39		1,357		(93)	
NET INCOME (LOSS)	$ 2,962		$ 1,798		$ 10,768		$ (1,645)	
NET INCOME (LOSS) PER COMMON SHARE:								
Basic:	$0.47		$0.27		$1.71		$(0.25)	
Diluted:	$0.47		$0.27		$1.69		$(0.25)	
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:								
Basic	6,274		6,580		6,291		6,734	
Diluted	6,315		6,611		6,379		6,734	

Condensed Consolidated Balance Sheets

(In thousands)	June 30, 2021	June 30, 2020
ASSETS		
Cash and cash equivalents	$32,133	$30,478
Accounts receivable, net	17,946	17,001
Inventories, net	27,006	27,972
Other current assets	3,263	3,573
Total current assets	80,348	79,024
Property and equipment, net	22,271	21,523
Operating lease right-of-use assets	15,877	18,354
Other noncurrent assets, net	1,785	1,302
Total Assets	$120,281	$120,203
LIABILITIES AND STOCKHOLDERS' EQUITY		
Accounts payable and accrued liabilities	23,717	20,046
Line of credit	—	10,000
Long-term liability - operating leases	16,481	18,782
Total Liabilities	40,198	48,828
Stockholders' Equity	80,083	71,375
Total Liabilities and Stockholders' Equity	$120,281	$120,203

Adjusted EBITDA Reconciliation (Non-US GAAP)

Natural Alternatives International, Inc.
Adjusted EBITDA – Non – US GAAP Reconciliation
(In Thousands)
(Unaudited)

	FY15	FY16	FY17	FY18	FY19	FY20	FY21
Net Income (Loss)	$3,346	$9,546	$7,235	$5,051	$6,541	($1,645)	$10,768
Interest Income	(36)	(131)	(459)	(1,085)	(1,868)	(177)	(1)
Interest Expense	12	(2)	3	9	29	66	118
Taxes	961	4,026	2,876	5,562	1,412	(93)	1,358
Depreciation & Amortization	2,341	1,772	2,384	2,908	3,465	3,959	4,338
Traditional EBITDA	$6,714	$15,211	$12,039	$12,445	$9,579	$2,110	$16,581
Non-cash Compensation	390	724	1,032	1,334	1,672	1,712	1,430
Non-cash Sales Discount	—	—	—	898	82	—	—
Forward Pts in Revenue	—	—	—	—	—	(863)	(518)
Acquisition Costs	—	—	—	117	512	30	—
Foreign Exchange (Gain) Loss	(127)	425	28	(18)	(148)	320	1,408
One Time Gain on Building	—	(1,621)	—	—	—	—	—
One Time Kaged Muscle Adjustment*	—	—	—	—	—	4,288	(696)
Adjusted EBITDA	$6,977	$14,739	$13,099	$14,776	$11,697	$7,597	$18,205

*Represents an inventory and accounts receivable reserve and subsequent recoveries related to a former customer. Due to the nature of our business and the underlying circumstances of this charge, we consider this a non-recurring item and is not representative of our ongoing operational performance.

Custom Contract Manufacturing Since 1980. ***Enriching the World Through the Best of Nutrition.***


LABCOAT

Thank You

www.nai-online.com